NOTE PURCHASE AND AMENDMENT AGREEMENT
                      -------------------------------------


               Note Purchase and Amendment Agreement (this "Agreement"), dated as of May 18, 1999, amending each of (i) the Borrower Security Agreement (the "Borrower Security Agreement"), dated as of October 12, 1998, among IMC MORTGAGE COMPANY, a Delaware corporation (the "Borrower"), and GREENWICH STREET CAPITAL PARTNERS II, L.P., a Delaware limited partnership ("GSCP"), GREENWICH FUND, L.P., a Delaware limited partnership, and GSCP OFFSHORE FUND, L.P., a Cayman Islands exempted limited partnership, (each, a "Lender", and collectively, the "Lenders"), and GSCP, as Collateral Agent (the "Collateral Agent"); (ii) the Subsidiary Security Agreement, dated as of October 12, 1998 (the "Subsidiary Security Agreement"), among the undersigned subsidiaries of the Borrower party thereto (the "Subsidiary Grantors"), the Lenders and the Collateral Agent; (iii) the Guarantee Agreement, dated as of October 12, 1998 (the "Guarantee Agreement"), among the undersigned subsidiaries of the Borrower party thereto (the "Subsidiary Guarantors") and the Lenders; and (iv) the Pledge Agreement, dated as of October 12, 1998 (the "Pledge Agreement", and, collectively with the Borrower Security Agreement, the Subsidiary Security Agreement and the Guarantee Agreement, as each such agreement has been heretofore amended by Amendment Agreement No. 1, dated as of February 11, 1999 ("Amendment Agreement No. 1") and Amendment No. 2, dated as of April 19, 1999 ("Amendment Agreement No. 2"), thereto, the "Subject Agreements"), among the Borrower, the Lenders and the Collateral Agent.

                                    RECITALS
                                    --------

               A. The Borrower has entered into a Loan Agreement, dated as of October 1 1998 (the "Initial Loan Agreement"), among the Borrower and the Lenders, pursuant to which the Lenders have agreed to extend to the Borrower Commitments to loan, in the aggregate, $33,000,000, subject to the terms and conditions set forth in the Initial Loan Agreement (the "Initial Loans").

               B. In order to induce the Lenders to enter into the Initial Loan Agreement and to extend the Initial Loans, the Borrower, the Subsidiary Grantors and the Subsidiary Guarantors entered into each of the Subject Agreements to which they are party.

               C. The Lenders and the Borrower have also entered into (i) Amendment No.1 (the "Amendment") to the Initial Loan Agreement, dated as of February 11, 1999, providing for the Lenders to extend to the Borrower additional commitments to loan in the aggregate an additional $5,000,000 (the "Interim Loans"), and, together with the Subsidiary Guarantors, (ii) Amendment Agreement No. 1, amending each of the Subject Agreements in connection with the Amendment.

               D. The Borrower, the Lenders, Greenwich Street Employees Fund, L.P. ("GSEF"), and TRV Executive Fund, L.P. (together with GSEF, the "New GSCP Funds", and, collectively with the Lenders, the "GSCP Funds") have entered into an Acquisition Agreement, dated as of February 19, 1999 (the "Acquisition Agreement"), pursuant to which the Borrower will issue and deliver to the GSCP Funds common stock representing approximately 93.5% of the common stock of the Borrower outstanding after such issuance and the New GSCP Funds have succeeded by assignment to interests of the Lenders in the Initial Loans and the Interim Loans.

               E. The GSCP Funds have also made certain additional loans to the Borrower, which, pursuant to Amendment Agreement No. 2, are entitled to the benefit of the guarantees and security provided under the Subject Documents.

               F. At the Borrower's request, the GSCP Funds have agreed to provide on the date hereof additional loans to the Borrower in the aggregate amount of $33,000,000 (the "May Interim Loans"), which May Interim Loans are to be evidenced by secured promissory notes of the Borrower in the form attached hereto as Exhibit A (the "May Interim Notes") and are to be entitled to the benefit of the guarantees and security provided under the Subject Documents.

               The Borrower, the Subsidiary Guarantors, the Subsidiary Grantors, the Collateral Agent, and the GSCP Funds hereby agree as follows:

               1. Commitment Fee. In connection with the May Interim Loans, the Borrower shall pay to the GSCP Funds on the date of such borrowing a commitment fee of $3,000,000 and hereby directs the GSCP Funds to apply that portion of the borrowings to payment of the fee. In the event that the total borrowings outstanding at the end of the day on May 21, 1999 (other than borrowings applied to pay the commitment fee) are less than $30,000,000, the GSCP Funds shall rebate to the Borrower (by applying such amount to reduce the principal outstanding under the May Interim Notes) that portion of the commitment fee so paid that exceeds an amount equal to 10% of such total outstanding borrowings.

               2. Amendment to Borrower Security Agreement. Section 1 of the Borrower Security Agreement is hereby amended by deleting therefrom the defined term "Secured Obligations" and replacing it in its entirety with the following:

                      "Secured Obligations" means (i) the full and prompt payment of the principal of and premium (including, without limitation, Take-Out Premium) and interest on the Loans and the loans evidenced by the New Interim Notes and the May Interim Notes (including, without limitation, interest accruing after the date of any filing by the Company of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company), as and when the same becomes due and payable in accordance with the terms of the Loan Agreement or such New Interim Notes or May Interim Notes, as the case may be, (ii) the payment of all other indebtedness and other amounts payable by the Company under the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, this Agreement (including, without limitation, amounts due under Sections 10, 13 and 15 of this Agreement), and the other Loan Documents (including, without limitation, interest accruing after the date of any filing by the Company of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Company), (iii) the due and punctual performance by the Company of and compliance by the Company with all its obligations under the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, this Agreement and all other Loan Documents, and
        (iv) any renewals or extensions of any of the foregoing.

               3. Amendment to Subsidiary Security Agreement. Section 1 of the Subsidiary Security Agreement is hereby amended by deleting therefrom the defined term "Secured Obligations" and replacing it in its entirety with the following:

                      "Secured  Obligations"  means  (i)  the  full  and  prompt payment of the principal of and premium (including, without limitation, Take-Out Premium) and interest on the Loans and the loans evidenced by the New Interim Notes and the May Interim Notes (including, without limitation, interest accruing after the date of any filing by the Borrower or any Grantor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Borrower or any Grantor), as and when the same becomes due and payable in accordance with the terms of the Loan Agreement or such New Interim Notes or May Interim Notes, as the case may be, (ii) the payment of all other indebtedness and other amounts payable by the Borrower, or the Grantors under the Guarantee, the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, this Agreement (including, without limitation, amounts due under Sections 10, 13 and 15 of this Agreement), and the other Loan Documents (including, without limitation, interest accruing after the date of any filing by the Borrower or any Grantor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to the Borrower or any Grantor), (iii) the due and punctual performance by the Borrower and the Grantors of and compliance by such Persons with all their respective obligations under the Guarantee, Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, this Agreement and all other Loan Documents, and (iv) any renewals or extensions of any of the foregoing.

               4. Amendment to Pledge Agreement. The Pledge Agreement is hereby amended by deleting Section 1 therefrom and replacing it in its entirety with the following:

                      Section 1. Security for Obligations. This Agreement is entered into to secure (a) the payment of the principal of and premium and interest on the Loans and the loans evidenced by the New Interim Notes and the May Interim Notes (including, without limitation, interest accruing after the date of any filing by Pledgor of any petition in bankruptcy or the commencement of any bankruptcy, insolvency or similar proceeding with respect to Pledgor) as and when the same becomes due and payable in accordance with the terms of the Loan Agreement or the New Interim Notes or May Interim Notes, as the case may be, whether at maturity or by prepayment, acceleration, declaration of default or otherwise, (b) the payment of all other indebtedness and other amounts payable by the Pledgor under the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, this Agreement and the other Loan Documents, (c) the due and punctual performance by Pledgor of and compliance by the Pledgor with all its obligations under the Loan Agreement, the Notes, the New Interim Notes, the May Interim Notes, this Agreement and all other Loan Documents, and (d) all extensions and renewals of any of the foregoing (all of the payment and performance obligations referred to in this Section 1 being referred to collectively as the "Secured Obligations").

               5. Amendment to Security Agreements. Each of the Borrower Security Agreement, the Subsidiary Security Agreement and the Pledge Agreement are hereby amended by inserting in Section 1 thereof the following definitions:

               "May Interim Notes" mean the separate secured promissory notes, dated as of May 18, 1999, between IMC Mortgage Company and each of the GSCP Funds.

               "GSCP Funds" means each of Greenwich Street Capital Partners II, L.P., Greenwich Fund, L.P., GSCP Offshore Fund, L.P., Greenwich Street Employees Fund, L.P. and TRV Executive Fund, L.P.

               "Loan Documents" means (i) the Loan Agreement, (ii) the Guarantee Agreement, (iii) the Notes, (iv) the New Interim Notes, (v) the May Interim Notes, (vi) the Note Purchase and Amendment Agreement, (vii) the Security Agreements, (viii) the Pledge Agreement, (ix) the Registration Rights Agreement, (x) the Intercreditor Agreements and (xi) any other agreement entered into pursuant to Section 5.9 of the Loan Agreement or
        Section 4 hereof, in each case as the same may from time to time be amended, modified or supplemented, and "Loan Document" means any one of them.

               "New Interim Notes" means the separate secured promissory notes, dated as of April 19, 1999, between IMC Mortgage Company and each of the GSCP Funds.

               "Note Purchase and Amendment Agreement" means the Note Purchase and Amendment Agreement, dated as of May 18, 1999, among IMC Mortgage Company, certain of its subsidiaries, and the GSCP Funds.

               6. Amendment to Guarantee Agreement. The Guarantee Agreement is hereby amended by deleting Recital D therefrom and replacing it in its entirety with the following:

                      D. In order to induce Lenders to enter into the Loan Agreement and the New Interim Notes (as defined in Amendment Agreement No. 2 hereto) and the May Interim Notes (as defined in the Note Purchase and Amendment Agreement) and to extend to the Company the loans provided for thereunder, and in consideration of the substantial benefits the Guarantors expect to derive from the use of the proceeds of such loans, each Guarantor is willing to enter into this Guarantee Agreement, providing for the guarantee by such Guarantor, jointly and severally with each other Guarantor, of the Company's obligations under the Loan Agreement, the Note, the New Interim Notes, the May Interim Notes, the Borrower Security Agreement, the Pledge Agreement, the Note Purchase and Amendment Agreement and the Registration Rights Agreement (collectively, the "Principal Documents").

               7.  Amendment  to Loan  Agreement.  The Loan  Agreement is hereby
amended  by  deleting  the  first   sentence  of  Section   2.4(a)  thereof  and
substituting therefor the following:

               The Loan shall bear interest on the outstanding principal amount at a rate of 10% per annum through May 18, 1999, and at a rate of 20% per annum thereafter.

               8. Further Amendments. If, upon the occurrence of the Acquisition (as defined in the Acquisition Agreement), all amounts outstanding under the May Interim Notes have not been repaid in full, the Lenders may apply all or any portion of the amounts owing to them under the May Interim Notes in satisfaction of all or any portion of their obligation under the Commitment Letter, dated as of March 31, 1999, to make Additional Advances in the aggregate principal amount of $35,000,000 to the Borrower by giving written notice to the Borrower to such effect and delivering the May Interim Notes in the amount to be so applied to the Borrower against receipt from the Borrower of Notes evidencing the
Additional Advances under the Amended and Restated Loan Agreement and replacement notes evidencing any portion of the May Interim Notes remaining outstanding after giving effect to such application. The parties hereto undertake to amend the Amended and Restated Loan Agreement attached as Exhibit A to the Commitment Letter, dated as of March 31, 1999, from the GSCP Funds to the Borrower, as necessary in order to preserve the rights of the GSCP Funds hereunder and under the Subject Documents.

               9. Expenses. The Borrower shall pay or reimburse the GSCP Funds for all costs and expenses (including reasonable attorneys' fees) incurred in preparing and enforcing this Agreement and perfecting the security interests granted hereby.

               10. Governing Law. This Agreement shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including, but not limited to, matters of validity, construction, effect, performance and remedies.

               11. Full Force and Effect. Except as expressly provided in this Agreement, each of the Subject Agreements shall continue in full force and effect in accordance with the provisions thereof.

               12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                             IMC MORTGAGE COMPANY
                             IMC CORPORATION OF AMERICA
                             IMC CREDIT CARD, INC.
                             IMC MORTGAGE COMPANY CANADA, LTD.
                             AMERICAN HOME EQUITY CORPORATION
                             IMC INVESTMENT CORPORATION
                             IMC INVESTMENT LIMITED PARTNERSHIP
                             ACG FINANCIAL SERVICES (IMC), INC.
                             AMERICAN MORTGAGE REDUCTION, INC.
                             CENTRAL MONEY MORTGAGE CO. (IMC), INC.
                             COREWEST BANC
                             EQUITY MORTGAGE CO. (IMC),  INC.
                             IMCC INTERNATIONAL, INC.
                             MORTGAGE AMERICA (IMC), INC.
                             NATIONAL LENDING CENTER, INC.
                             NATIONAL LENDING CENTER TILT, INC.
                             NATIONAL LENDING GROUP, INC.
                             RESIDENTIAL MORTGAGE CORPORATION (IMC),
                             INC.


                             By     /s/
                                    ----------------------------
                                    Name:
                                    Title:


                             GREENWICH STREET CAPITAL PARTNERS II, L.P.
                             GSCP OFFSHORE FUND, L.P.
                             GREENWICH FUND, L.P.
                             GREENWICH STREET EMPLOYEES FUND, L.P.
                             TRV EXECUTIVE FUND, L.P.


                             By:    GREENWICH STREET
                                    INVESTMENTS II, L.L.C.,
                                    their General Partner


                                    By: /s/
                                        ----------------------------
                                        Name:
                                        Title:

                             GREENWICH STREET CAPITAL PARTNERS II, L.P.,
                                    as Collateral Agent


                             By:    GREENWICH STREET
                                    INVESTMENTS II, L.L.C.,
                                    its General Partner


                                    By: /s/
                                        ----------------------------
                                        Name:
                                        Title:

                                                                       Exhibit A





               THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL (I) THIS NOTE HAS BEEN REGISTERED UNDER THE SECURITIES ACT, OR (II) AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE THEREFOR.

                              IMC MORTGAGE COMPANY

                             SECURED PROMISSORY NOTE

$[      ]                                                           May 18, 1999


               FOR VALUE RECEIVED,  the undersigned,  IMC MORTGAGE COMPANY, 5901
E. Fowler Avenue, Tampa, Florida 33617 (the "Borrower"), a Florida corporation, hereby promises to pay to GREENWICH STREET CAPITAL PARTNERS II, L.P. (the "Lender"), c/o GSCP, Inc., 388 Greenwich Street, New York, New York 10013, or registered assigns, the principal sum of [ ] DOLLARS ($[ ].00), payable on demand, with interest on the unpaid balance thereof at 20% per annum from the date hereof, payable weekly in arrears.

               Payments of principal of and interest on this Note are to be made at the main office of the holder, or at such other place as the holder shall designate to the Borrower hereof in writing, in lawful money of the United States of America.

               All repayments of interest or principal shall be recorded by the registered holder hereof and appropriate notations to evidence the foregoing information with respect to the principal amount then outstanding shall be endorsed by such registered holder on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of such registered holder to make any such recordation or endorsement shall not affect the obligations of the Borrower hereunder.

               1. Prepayment. (a) The Borrower shall immediately apply any amounts that the Borrower receives in respect of the Borrower's role as servicer in respect of securitization transactions to prepayment of this Note.

               (b) The Borrower may at any time and from time to time, upon notice to the registered holder of this Note, without the payment of any premium or fee, prepay all or any portion of the indebtedness represented by this Note, with interest accrued to the date fixed for prepayment.

               2. Registration, Transfer and Exchange of Notes. (a) The Borrower shall keep at its principal executive office a register for the registration and registration of transfers of this Note and any Notes issued upon the transfer or exchange hereof ("Notes"). The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Borrower shall not be affected by any notice or knowledge to the contrary.

               (b) Upon surrender of any Note at the principal executive office of the Borrower for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or his attorney duly autho rized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Borrower shall execute and deliver, at the holders' expense, one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of this Note. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surren dered Note or dated the date of the surrendered Note if no interest shall have been paid thereon.

               3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the registered holders from time to time of this Note, as follows:

               (a) Corporate Existence and Power. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida, and has all corporate power required to carry on its business as now conducted and to execute, deliver and perform its obligations under this Note.

               (b) Authority Relative to this Note; No Contravention. The execution and delivery of this Note and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all necessary action on the part of the Borrower. This Note has been duly and validly executed and delivered by the

Borrower and constitutes a valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms. The execution, delivery and performance by the Borrower of this Note does not violate or conflict with any applicable law, rule, regulation, order or decree or contravene, or constitute a default under, any provision of the Borrower's Certificate of Incorporation or By-Laws or any mortgage, deed of trust, loan agreement or other instrument or agreement binding upon the Borrower or its assets and property.

               4. Events of Default. If any of the following "Events of Default" shall occur and be continuing:

               (a)  Any   representation  and  warranty  made  by  the  Borrower
hereunder shall prove to have been inaccurate in any material respect;

               (b) The Borrower shall (i) file, or consent by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (ii) make an assignment for the benefit of its creditors, (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property, (iv) be adjudicated insolvent or (v) take corporate action for the purpose of any of the foregoing;

               (c) A court or other governmental authority of competent jurisdiction shall enter an order appointing, without consent by the Borrower, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or an order for relief shall be entered in any case or proceeding for liquidation or a reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of the Borrower, or any petition for any such relief shall be filed against the Borrower and such petition shall not be dismissed within 30 days; then, in the case of any Event of Default the entire unpaid principal amount of and any accrued interest on the sums evidenced by this Note shall automatically become due and payable, in either case, without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Borrower. No delay or omission of the holder hereof to exercise any right or remedy hereunder, whether before or after the happening of any breach or Event of Default, shall impair any such right or shall operate as a waiver thereof or as a waiver of any such breach or Event of Default. No single or partial exercise by the holder hereof of any right or remedy shall preclude any other or further exercise thereof, or preclude any other right or remedy. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or in equity. The Borrower shall pay, and shall indemnify and hold harmless the holder of this Note from and against, all costs and expenses of collection or enforcement hereof incurred by the holder hereof, including reasonable attorneys' fees and disbursements.

               5. Security,  Guarantee. This Note is entitled to the benefits of the Borrower Security Agreement, the Subsidiary Security Agreement, the Guarantee Agreement and the Pledge Agreement, each dated as of October 12, 1998, each among the Borrower, the subsidiaries of the Borrower party thereto, the Lender and the affiliates of Lender party thereto, as each such agreement is amended by the Amendment Agreement No. 1 thereto, dated as of February 11, 1999, the Amendment Agreement No. 2 thereto, dated as of April 19, 1999 and the Note Purchase and Amendment Agreement, dated as of May 18, 1999, which contain provisions for the securing and guaranteeing of this Note and the Loan evidenced hereby upon the terms and conditions specified therein.

               6. Governing Law. This Note shall be governed by and construed and enforced in accordance with the law of the State of New York.



                                            IMC MORTGAGE COMPANY


                                            By:
                                                 ------------------------
                                                 Name:
                                                 Title:

                                   ENDORSEMENT

               This Note is entitled to the benefit of the Guarantee of the undersigned pursuant to the Guarantee Agreement.


                              IMC CORPORATION OF AMERICA
                              IMC CREDIT CARD, INC.
                              IMC MORTGAGE COMPANY, CANADA
                                 LTD.
                              AMERICAN HOME EQUITY
                              CORPORATION
                              IMC INVESTMENT CORPORATION
                              IMC INVESTMENT LIMITED
                              PARTNERSHIP
                              IMCC INTERNATIONAL, INC.
                              ACG FINANCIAL SERVICES (IMC), INC.
                              AMERICAN MORTGAGE REDUCTION,
                                 INC.
                              CENTRAL MONEY MORTGAGE CO.
                                (IMC), INC.

                              COREWEST BANC
                              EQUITY MORTGAGE CO., (IMC), INC.
                              MORTGAGE AMERICA (IMC), INC.
                              NATIONAL LENDING CENTER, INC.
                              NATIONAL LENDING CENTER TILT,
                                 INC.
                              NATIONAL LENDING GROUP, INC.
                              RESIDENTIAL MORTGAGE
                              CORPORATION (IMC), INC.


                              By:
                                  ---------------------------------
                                     Name:
                                     Title:

                              ADVANCES AND PAYMENTS
                              ---------------------


                                               Amount of           Amount of             Unpaid           Notation
     Date         Amount of Advance         Principal Paid       Interest Paid     Principal Balance      Made by
     ----         -----------------         --------------       -------------     -----------------      -------
